                                EXHIBIT (8)(f)(1)
                                -----------------


           AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT BY AND AMONG AIM
        VARIABLE INSURANCE FUNDS, INC., PFL LIFE INSURANCE COMPANY, AFSG
                             SECURITIES CORPORATION

                                 AMENDMENT NO. 4
                                 ---------------

                             PARTICIPATION AGREEMENT
                             -----------------------

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, PFL Life Insurance Company, an Iowa life insurance company, and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                                   ----------

            FUNDS AVAILABLE                        SEPARATE ACCOUNTS                         POLICIES FUNDED
            ---------------                        -----------------                         ---------------
               UNDER THE                          UTILIZING THE FUNDS                            BY THE
               ---------                          -------------------                            ------
               POLICIES                                                                     SEPARATE ACCOUNTS
               --------                                                                     -----------------
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund       PFL Retirement Builder Variable        PFL Life Insurance Company Policy Form
AIM V.I. Government Securities Fund      Annuity Account                        No. AV288-101-95-796
AIM V.I. Growth Fund                                                            (including successors forms, addenda and
AIM V.I. Growth & Income Fund            Legacy Builder Variable Life           endorsements may vary by state under
AIM V.I. International Equity Fund       Separate Account                       marketing names:  "Retirement Income
AIM V.I. Value Fund                                                             Builder Variable Annuity," "Portfolio
AIM V.I. Dent Demographics Trends Fund   PFL Variable Life                      Select Variable Annuity")
                                         Account A
                                                                                PFL Life Insurance Company Policy Form
                                         PFL Life Variable Annuity              No.'s VL20 & JL20 under the marketing
                                         Account A                              name "Legacy Builder II"

                                                                                PFL Life Insurance Company Policy Form
                                                                                No. WL851 136 58 699 under the marketing
                                                                                name "Legacy Builder Plus"

                                                                                PFL Life Insurance Company Policy Form
                                                                                No. APUL0600 699 under the marketing
                                                                                name "Variable Protector"

                                                                                PFL Life Insurance Company Policy Form
                                                                                No. AV337 101 100397
-------------------------------------------------------------------------------------------------------------------------


All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date:     May 1, 2000

                                        AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ Nancy L. Martin             By: /s/ Robert H. Graham
       ---------------------------         ---------------------------
Name:  Nancy L. Martin                  Name:  Robert H. Graham
Title: Assistant Secretary              Title: President

                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin             By: /s/ Michael J. Cemo
       ---------------------------         ---------------------------
Name:  Nancy L. Martin                  Name:  Michael J. Cemo
Title: Assistant Secretary              Title: President


                                        PFL LIFE INSURANCE COMPANY


Attest: /s/ Frank A. Camp               By: /s/ William L. Busler
       ---------------------------         ---------------------------
Name:  Frank A. Camp                    Name:  William L. Busler
Title: Vice President & Division        Title: President
       General Counsel


                                        AFSG SECURITIES CORPORATION


Attest: /s/ Frank A. Camp               By: /s/ Larry N. Norman
       ---------------------------         ---------------------------
Name:  Frank A. Camp                    Name:  Larry N. Norman
Title: Secretary                        Title: President